UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 31, 2006
Western Digital Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	001-08703 (Commission File Number)	33-0956711 (I.R.S. Employer Identification No.)

20511 Lake Forest Drive Lake Forest, California (Address of Principal Executive Offices)		92630 (Zip Code)
(949) 672-7000
(Registrant’s Telephone Number, Including Area Code)
Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 2.02 Results of Operations and Financial Condition.
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
EXHIBIT 10.1
EXHIBIT 10.2
EXHIBIT 10.3
EXHIBIT 10.4
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3

Item 1.01 Entry into a Material Definitive Agreement.
     On October 31, 2006, Western Digital Corporation (“Western Digital”) entered into (1) an employment agreement with John Coyne (the “Coyne Employment Agreement”) pursuant to which Mr. Coyne will become the Chief Executive Officer of Western Digital, effective January 2, 2007, and (ii) an amendment (the “Amendment”) to the employment agreement with Arif Shakeel (the “Shakeel Employment Agreement”) pursuant to which Mr. Shakeel will relinquish the role of Chief Executive Officer of Western Digital effective January 2, 2007 but will continue to be employed by Western Digital as Special Advisor to the Chief Executive Officer through June 29, 2007. A press release making this announcement is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.
John Coyne Employment Agreement
     Pursuant to the Coyne Employment Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference, Mr. Coyne will continue to serve as President and Chief Operating Officer until January 1, 2007. Effective January 2, 2007, Mr. Coyne will become President and Chief Executive Officer of Western Digital. The Coyne Employment Agreement terminates on January 1, 2012, subject to earlier termination in certain circumstances.
     The Coyne Employment Agreement provides for Mr. Coyne to receive base salary at the annual rate of $650,000 until January 1, 2007, at which time the annual rate of Mr. Coyne’s base salary will increase to $800,000. Mr. Coyne’s target annual bonus will be 100% of his base salary, and he will be entitled to participate in Western Digital’s other benefit plans on terms consistent with those generally applicable to Western Digital’s other senior executives.
     Pursuant to the Coyne Employment Agreement, Mr. Coyne has been granted two performance cash awards, each that provide for a cash bonus opportunity with a target amount of $1,000,000. One cash award corresponds to the performance period July 1, 2006 through June 29, 2007 and the other cash award corresponds to the performance period July 1, 2006 through June 27, 2008. The performance cash awards are each subject to the Notice of Grant of Long-Term Cash Award and Long-Term Cash Award Agreement — Executives in substantially the form previously filed with the Securities and Exchange Commission and the corresponding performance objectives for each award will be determined by the Compensation Committee of the Board of Directors in its good faith discretion. The Coyne Employment Agreement also provides that annually during Mr. Coyne’s employment as President and Chief Executive Officer commencing after the first day of fiscal year 2008, Mr. Coyne will be eligible for and will receive a performance cash award with a target amount of no less than $2,000,000. Each such performance cash award shall be based upon a 24-month performance cycle. The corresponding performance objectives for each such award will be determined each year by mutual agreement of Mr. Coyne and the Compensation Committee of the Board of Directors following good faith discussions and consideration of Western Digital’s strategic and operational initiatives or, if no such agreement is made, by the Compensation Committee in its good faith discretion. In addition, each such performance cash award will be subject to the Notice of Grant of Long-Term Cash Award and Long-Term Cash Award Agreement — Executives in substantially the form previously filed with the Securities and Exchange Commission.
     Pursuant to the Coyne Employment Agreement, effective as of January 31, 2007 and subject to Mr. Coyne’s employment as President and Chief Executive Officer as of such date, Mr. Coyne will be granted 1,100,000 restricted stock units under Western Digital’s amended and restated 2004 Performance Incentive Plan, evidenced by a Notice of Grant of Stock Units and Stock Unit Award Agreement in substantially the form attached hereto as Exhibit 10.2 and incorporated herein by reference. Subject to Mr. Coyne’s continued employment by Western Digital, the stock units will become vested as follows: (i) 110,000 stock units will vest on January 1, 2008, (ii) 110,000 stock units will vest on January 1, 2009, (iii) 330,000 stock units will vest on January 1, 2010, (iv) 110,000 stock units will vest on January 1, 2011 and (v) 440,000 stock units will vest on January 1, 2012. The Coyne Employment Agreement also provides that, on January 31, 2007, Western Digital will grant Mr. Coyne a nonqualified stock option to purchase 120,000 shares of Western Digital common stock (subject to proportionate and equitable adjustments for stock splits and similar changes in capitalization). The exercise price per share of the option will equal the fair market value of a share of Western Digital’s common stock on the date of grant of the option. The option will be granted under Western Digital’s amended and restated 2004 Performance Incentive Plan and will be evidenced by a Notice of Grant of Stock Option and Option Agreement in substantially the form attached hereto as Exhibit 10.3 and incorporated herein by reference. Notwithstanding the prior approval of the restricted stock unit award or the stock option award, if Western Digital is in a trading blackout period (pursuant to Western Digital’s policies on trading company securities applicable to executive officers generally) on January 31, 2007, the Compensation Committee of the Board of Directors may, in its discretion, delay the effective date of grant of either or both of the restricted stock unit award or the stock option until after the blackout period ends, in which case such delayed grant shall be made effective by approval of the Compensation Committee of the Board of Directors promptly following the end of the blackout period (and the date of grant of the option will be the date of such approval).
     In addition, pursuant to the Coyne Employment Agreement, in each of the four fiscal years commencing with fiscal year 2008, Mr. Coyne will receive a stock option to purchase shares of Western Digital’s common stock. The number of shares subject to such stock options will be determined in the good faith discretion of the Compensation Committee of the Board of Directors based on Mr. Coyne’s individual performance, Western Digital’s performance and market benchmark comparisons of compensation data for chief executive officers against both peer group and general industry survey data.
     If Western Digital terminates Mr. Coyne’s employment other than for cause (as defined in the Coyne Employment Agreement) (and not on account of Mr. Coyne’s death or total disability) prior to January 1, 2012, Mr. Coyne will be entitled to (i) the Tier I benefits under Western Digital’s then-existing Executive Severance Plan or, if applicable, the benefits under Western Digital’s Amended and Restated Change of Control Severance Plan (provided that Mr. Coyne satisfies all of the terms and conditions of the applicable plan) and (ii) timely payment of all accrued obligations (as defined in the Coyne Agreement and which includes annual base salary and vacation accrued through the termination date to the extent not previously paid and any compensation previously deferred by Mr. Coyne in accordance with Western Digital’s deferred compensation plan).
     In the event that Mr. Coyne remains employed by Western Digital as its President and Chief Executive Officer through January 1, 2012, then upon the termination of Mr. Coyne’s employment with Western Digital for any reason (other than a termination for cause), any stock options granted to Mr. Coyne during the term of the Coyne Employment Agreement will become fully vested and Mr. Coyne will have three years from the date of such termination to exercise the options (subject to earlier termination in accordance with the terms of the applicable equity incentive plan under which the options were granted and the agreement(s) evidencing such options). In addition, Mr. Coyne will be eligible to receive a pro-rata portion of any outstanding performance cash award based on the period of Mr. Coyne’s employment by the Company during the applicable performance period.
Amendment to Arif Shakeel Employment Agreement
     Pursuant to the Amendment, a copy of which is attached hereto as Exhibit 10.4 and incorporated herein by reference, Mr. Shakeel will continue to serve as Chief Executive Officer of Western Digital through January 1, 2007. Mr. Shakeel will relinquish the role of Chief Executive Officer effective January 2, 2007 but will continue to be employed by Western Digital as Special Advisor to the Chief Executive through June 29, 2007, subject to earlier termination in certain circumstances. Mr. Shakeel’s duties as Special Advisor to the Chief Executive Officer will include offering advice and counsel to Mr. Coyne in his new position as Chief Executive Officer with respect to strategic, management and operational matters. Mr. Shakeel will continue to receive base salary at his current annual rate of $800,000 during such term of employment.
     The Amendment provides that, subject to Mr. Shakeel’s continued employment through June 29, 2007, 158,333 shares of restricted stock that comprise a portion of the January 20, 2005 restricted stock award to Mr. Shakeel that are scheduled to vest on July 31, 2007 will instead become vested on June 29, 2007, and 659,200 shares of restricted stock that comprise a portion of the August 25, 2005 restricted stock award to Mr. Shakeel that are scheduled to vest on January 1, 2008 will instead become vested on June 29, 2007.
     The Amendment also provides that the stock options previously granted to Mr. Shakeel and outstanding as of October 31, 2006 that are scheduled to vest after June 29, 2007 and before January 1, 2008 terminated effective October 31, 2006. In addition, 90,800 shares of restricted stock that comprise a portion of the August 25, 2005 restricted stock award to Mr. Shakeel that are scheduled to vest on January 1, 2008 also terminated on October 31, 2006.

Item 2.02 Results of Operations and Financial Condition.
     On November 2, 2006, Western Digital announced financial results for the first fiscal quarter ended September 29, 2006. A copy of the press release making this announcement is attached hereto as Exhibit 99.2 and is incorporated herein by reference. A copy of the Company’s Investor Information Summary for the fiscal quarter ended September 29, 2006 is attached hereto as Exhibit 99.3 and is incorporated herein by reference.
     In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.2 and Exhibit 99.3, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Appointment of John Coyne to President and Chief Executive Officer and Relinquishment by Arif Shakeel of Chief Executive Officer Position
     Effective January 2, 2007, John Coyne, age 56, currently Western Digital’s President and Chief Operating Officer, will become Western Digital’s President and Chief Executive Officer. In connection with Mr. Coyne’s appointment, Western Digital and Mr. Coyne entered into the Coyne Employment Agreement, dated as of October 31, 2006, as described under Item 1.01 of this Form 8-K. Such description is incorporated herein by reference.
     Mr. Coyne joined Western Digital in 1983 and has served in various executive capacities. From November 2002 until June 2005, Mr. Coyne served as Senior Vice President, Worldwide Operations, from June 2005 until September 2005, he served as Executive Vice President, Worldwide Operations and from November 2005 until June 2006, he served as Executive Vice President and Chief Operations Officer. Effective June 2006, he was named President, Chief Operating Officer.
     Effective January 2, 2007, Arif Shakeel, age 51, will relinquish the role of Chief Executive Officer of Western Digital but will continue to be employed by Western Digital as Special Advisor to the Chief Executive Officer. In connection with this transition, Western Digital and Mr. Shakeel entered into an amendment to the Shakeel Employment Agreement, dated as of October 31, 2006, as described under Item 1.01 of this Form 8-K. Such description is incorporated herein by reference.
     Mr. Shakeel has been a director of Western Digital since September 2004. Mr. Shakeel joined Western Digital in 1985 and has served in various executive capacities. From February 2000 until April 2001, he served as Executive Vice President and General Manager of Hard Disk Drive Solutions, from April 2001 until January 2003, he served as Executive Vice President and Chief Operating Officer, and from January 2002 until June 2006, he served as President. Mr. Shakeel was named Chief Executive Officer in October 2005.
Election of John Coyne to Board of Directors
     The Board of Directors has elected John Coyne, Western Digital’s current President and Chief Operating Officer, to the Board of Directors effective October 31, 2006. At this time, Mr. Coyne is not expected to serve as a member of any committee of the Board of Directors. A press release making this announcement is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

10.1	Employment Agreement, dated as of October 31, 2006, between Western Digital Corporation and John Coyne.

10.2	Form of Notice of Grant of Stock Units and Stock Unit Award Agreement between Western Digital Corporation and John Coyne.

10.3	Form of Notice of Grant of Stock Option and Option Agreement between Western Digital Corporation and John Coyne.

10.4	Amendment to Employment Agreement, dated as of October 31, 2006, between Western Digital Corporation and Arif Shakeel.

99.1	Press Release issued by Western Digital Corporation on November 2, 2006 announcing the appointment of John Coyne to Chief Executive Officer.

99.2	Press Release issued by Western Digital Corporation on November 2, 2006 announcing financial results for the first fiscal quarter ended September 29, 2006.

99.3	First Quarter Fiscal Year 2007 Western Digital Corporation Investor Information Summary.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Digital Corporation (Registrant)
	By:	/s/ Raymond M. Bukaty
Date: November 2, 2006		Raymond M. Bukaty
Senior Vice President, Administration, General Counsel and Secretary

EXHIBIT INDEX

Exhibit	Description
10.1	Employment Agreement, dated as of October 31, 2006, between Western Digital Corporation and John Coyne.

10.2	Form of Notice of Grant of Stock Units and Stock Unit Award Agreement between Western Digital Corporation and John Coyne.

10.3	Form of Notice of Grant of Stock Option and Option Agreement between Western Digital Corporation and John Coyne.

10.4	Amendment to Employment Agreement, dated as of October 31, 2006, between Western Digital Corporation and Arif Shakeel.

99.1	Press Release issued by Western Digital Corporation on November 2, 2006 announcing the appointment of John Coyne to Chief Executive Officer.

99.2	Press Release issued by Western Digital Corporation on November 2, 2006 announcing financial results for the first fiscal quarter ended September 29, 2006.

99.3	First Quarter Fiscal Year 2007 Western Digital Corporation Investor Information Summary.